UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

June 20, 2016

OSI SYSTEMS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-23125	330238801
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I. R. S. EMPLOYER IDENTIFICATION NO.)

12525 CHADRON AVENUE

HAWTHORNE, CA 90250

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(310) 978-0516

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On June 20, 2016, OSI Systems, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Apple Merger Sub, Inc., a newly formed and wholly owned subsidiary of the Company (“Merger Sub”), and American Science and Engineering, Inc., a Massachusetts corporation (“AS&E”), providing for the merger of Merger Sub with and into AS&E (the “Merger”), with AS&E surviving the Merger as a wholly owned subsidiary of the Company.

Pursuant to the Merger Agreement, and on the terms and subject to the conditions therein, at the effective time of the Merger (the “Effective Time”), each share of common stock of AS&E, par value $0.66 2/3 per share (“AS&E Common Stock”), issued and outstanding immediately prior to the Effective Time, will be converted into the right to receive $37.00 in cash (the “Merger Consideration”), excluding (1) shares owned by AS&E’s shareholders who have perfected, and not withdrawn a demand for or lost the right to, appraisal rights under Massachusetts law, and (2) shares owned by the Company, Merger Sub or a subsidiary of AS&E.

Effective as of immediately prior to the Effective Time, each option to purchase shares of AS&E Common Stock and each AS&E restricted stock award will vest in full (to the extent unvested) and automatically be cancelled and converted into the right to receive the Merger Consideration.  Each AS&E restricted cash award will be assumed by the Company, and each AS&E restricted stock unit award will be assumed by the Company and converted into a new award of restricted stock units covering shares of the Company’s common stock.

The completion of the Merger is subject to the satisfaction of customary conditions, including, among others: (i) the requisite approval of AS&E’s shareholders, (ii) the expiration or termination of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and (iii) the absence of any order or injunction issued by any court or governmental authority in the United States preventing the consummation of the transaction. The Company intends to fund the transaction with a combination of cash on hand and money borrowed under the Company’s existing revolving credit facility.

The Merger Agreement contains representations, warranties and covenants of the Company, AS&E and the Merger Sub that are customary for a transaction of this nature, including among others, covenants by AS&E concerning the conduct of its business during the pendency of the transactions contemplated by the Merger Agreement, restrictions on solicitation of competing acquisition proposals, public disclosures and other matters. The Merger Agreement contains certain termination rights of the Company and provides that, upon the termination of the Merger Agreement under specified circumstances, AS&E will be required to pay the Company a termination fee equal to $11.0 million. The Merger Agreement also contains certain termination rights of AS&E and provides that, upon the termination of the Merger Agreement under specified circumstances, the Company will be required to pay AS&E a termination fee equal to $11.0 million.

The foregoing descriptions of the Merger Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Merger Agreement, which has been included to provide investors with information regarding its terms and is not intended to provide any other factual information about the Company or AS&E, contains representations and warranties of each of the Company, AS&E and the Merger Sub. The assertions embodied in those representations and warranties were made for purposes of the Merger Agreement and are subject to important qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Merger Agreement, including information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Merger Agreement. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters of fact. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or AS&E’s public disclosures. Investors and security holders are not third-party beneficiaries under the Merger Agreement.

Item 7.01 Regulation FD Disclosure

On June 21, 2016, the Company issued a press release announcing the entry into the Merger Agreement. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Company also prepared an investor presentation relating to the transactions contemplated by the Merger Agreement, which was made available beginning on June 21, 2016. A copy of the presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibits 99.1 and 99.2 incorporated herein shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Certain statements made herein are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than historical facts included in this report, including, but not limited to, statements regarding the timing and the closing of the transaction, the financing for the transaction, the expected benefits of the transaction, prospective performance and future business plans, and any assumptions underlying any of the foregoing, are forward-looking statements. These statements are based on current expectations and projections of future events and reflect beliefs and assumptions that are based on the Company’s perception of historical trends, current conditions and expected future developments as well as other factors management believes are appropriate in the circumstances. If underlying assumptions prove inaccurate or unknown, or unknown risks or uncertainties materialize, actual results could vary materially from the parties’ expectations and projections. Risks and uncertainties include, among other things, uncertainties regarding the timing of the closing of the transaction; uncertainties as to how many of AS&E’s shareholders will vote in favor of the transaction; the possibility that various closing conditions to the Merger and related transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay, or refuse to grant approval for the consummation of the transaction; that there is a material adverse change to AS&E’s business; the outcome of any legal proceedings that may be instituted with respect to the transaction; that the integration of AS&E’s business into the Company is not as successful as expected; the failure to realize anticipated synergies and cost-savings; the failure of the Company to achieve the expected financial and commercial results from the transaction; other business effects, including effects of industry, economic or political conditions outside either company’s control; transaction costs; actual or contingent liabilities; as well as other cautionary statements contained elsewhere herein and in the reports filed by the Company with the SEC, including the Company’s annual report for the year ended June 30, 2015 and subsequent quarterly reports. These forward-looking statements reflect the Company’s expectations and projections as of the date of this report. The Company undertakes no obligation to update the information provided herein to reflect any change in the Company’s expectations or projections with regard thereto or any change in events, conditions or circumstances on which any such information is based.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 20, 2016, by and among OSI Systems, Inc., Apple Merger Sub, Inc. and American Science and Engineering, Inc.*

99.1	Press Release dated June 21, 2016

99.2	Investor Presentation

*       Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K, but a copy will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2016		OSI Systems, Inc.

	By:	/s/ Victor Sze
Victor S. Sze
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 20, 2016, by and among OSI Systems, Inc., Apple Merger Sub, Inc. and American Science and Engineering, Inc.*

99.1	Press Release dated June 21, 2016

99.2	Investor Presentation

*       Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K, but a copy will be furnished to the Securities and Exchange Commission upon request.